Exhibit 10.14
Translated From Japanese

FROM:

KDDI

Tokyo

Broadband Consumer Division
Mr. Nishimori

Global Hotline,

In reference to the Special Business Outsourcing Contract signed between us on December 1, 2004, we hereby replace the provisions of the Separate Sheet that was attached to that contract with the provisions of the Separate Sheet attached here.

Specifically,

Provisions to delete:         Separate Sheet (MyLine, Metal Plus application
outsourcing details)

Provisions to replace with:   Separate Sheet (MyLine, Metal Plus Telephone
Service application outsourcing details, KDDI customer usage promotion work, Metal Plus(ISDN) subscription and application outsourcing details.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED TEXT IS INDICATED BY A "*".

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  Separate Sheet (MyLine, Metal Plus Telephone Service application outsourcing details, KDDI customer usage promotion work, Metal Plus (ISDN) subscription and application outsourcing details.

1.   Business Details

     Global Hotline will seek to gain applications for KDDI'S service of MyLine and Metal Plus telephone service.

     Global Hotline will promote to customers the service that is due to start for KDDI Metal Plus Telephone Service (ISDN).

2.   Way of Performing Business Details

     In performing this contract, Global Hotline based on KDDI's instruction, will confirm with the client the following points, after having explained to the customer details of the service:

     (a) confirm the customers intent to subscribe (b) confirm that the customer has signed the form themselves

     (c) confirm that the application form has been filled out correctly with details of customer (d) fully explain the details of KDDI's service to the customer

3.   Forbidden activities

     Global Hotline may not accept application from customers from competitors product similar to MyLine

     Global Hotline may not accept applications from customers from competitors product similar to Metal Plus

4.   Special Commission Basis

     The following outlines the basis for special commission

     Where according to KDDI Telephone service contract the customer signs up for a new MyLine service and the service includes calls to be made outside of the customers metropolitan area, or according to KDDI's telephone service contract the customer signs up for a new Metal Plus Telephone Service and KDDI register that customer with a valid line, or in making an application for a Metal Plus Telephone Service (ISDN) line the customer also signs up for a MyLine service which includes call to be outside of the customers metropolitan area:

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     The payment shall be as follows:

          (1st payment) - YEN 145,000,000
          (2nd payment) - YEN 174,000,000
          (3rd - 8th payment) - YEN 87,000,000

          (total payment under contract) - YEN 841,000,000 (not including consumption tax)

     The first payment shall be made on 2004/12/31
     The second payment shall be made on 2005/02/28
     The third payment (2005/04) on shall be made at the end of the following months business to the designated account of global Hotline.

     Notes regarding MyLine applications (business use) that are not allowable under target figures:

          1. public telephone boxes, phones which are only for receiving calls, phone without phone numbers

          2. subscribers who have already once cancelled a MyLine subscription

          3. subscribers who are already registered for the service

          4. subscribers who do not fill in the application form with all required information

          5. subscribers who cancel within a 3 month period from subscribing

     Notes regarding MetalPlus applications (business use) that are not allowable under target figures:

          1. if the subscriber does not confirm they ordered the service of their own free will

          2. if other options are required by the subscriber

          3. if there are multiple applications by the subscriber

          4. if the subscriber fails to make a payment for line construction within a 6 month period

          5. if the subscriber has received a notice to stop the Metal Plus service

          6. subscribers who are already registered for the service

          7. subscribers who do not fill in the application form with all required

     KDDI will accept an application from a customer from both MyLine and Metal Plus at the same time.

     The payment schedule anticipates that for MyLine and Metal Plus applications the following schedule will be met:

     ___*___ subscriber lines by 2005/03/31
     ___*___ subscriber lines by 2005/06/30
     ___*___ subscriber lines by 2005/09/30

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     As Global Hotline proceeds with the contract the following deadlines will determine the penalty basis for lines:

     Date                    Lines                       Return Date for Lines
     2005/03/31              ___*___                      2005/05/31
     2005/06/30              ___*___                      2005/08/31
     2005/09/30              ___*___                      2005/11/30

     The penalty rate shall be determined at YEN ___*___ per line

5.   Claim Handling

     Global Hotline must handle any claims from customers in an efficient manner, and report the result to KDDI.

     If Global Hotline proceeds outside of the bounds of conduct permitted by KDDI and exerts pressure on customers Global Hotline alone must take responsibility for this action.

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